EXHIBIT 31.2

CERTIFICATION PURSUANT TO RULE 13a-14 OF THE SECURITIES EXCHANGE ACT OF 1934,
AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Joseph N. Himy certify that:

1.	I have reviewed this amendment to annual report on Amendment No. 2 to Form 10-K of Vyteris, Inc.:

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

May 12, 2010

/s/ Joseph N. Himy
Joseph N. Himy
Chief Financial Officer and
Principal Accounting Officer